                                                                    Exhibit 23.2

         We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm contained in Kaiser Aluminum
Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, which is incorporated into the Company's previously filed Registration
Statements on Form S-3 No.'s 33-16239 and 333-71 and Registration Statements on
Form S-8 No.'s 33-49889 and 333-36202.

                                            WHARTON LEVIN EHRMANTRAUT &
                                                KLEIN, P.A.

                                                /S/ Robert D. Klein

March 26, 2004